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                  Exhibit 23        Consent of Hacker, Johnson & Smith PA



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                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of FFLC Bancorp, Inc. (the "Company") on Form S-8 of our report dated January 11, 2002, appearing in and incorporated by reference in the Annual Report on Form 10-K of the Company for the year ended December 31, 2001.




HACKER, JOHNSON & SMITH, P.A.
Orlando, Florida
July 9, 2002